AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

September 2018

For the month of September 2018, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.49% and a net return of -0.52%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of -0.64% for the month.

September gross relative performance: 0.15%

Performance for periods ended September 30, 2018 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	-1.46%	-1.13%	1.27%	2.53%	4.03%
HIT Total Net Rate of Return	-1.76%	-1.53%	0.86%	2.10%	3.59%
Barclays Aggregate Bond Index	-1.60%	-1.22%	1.31%	2.16%	3.77%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

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The portfolio’s ongoing yield advantage over the Barclays Aggregate.

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The portfolio’s slightly short relative duration as Treasury rates rose across the curve. Two-, 5-, 7-, 10- and 30-year rates increased by 19, 22, 21, 20 and 19 basis points (bps), respectively.

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Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. FHA/Ginnie Mae construction/permanent loan certificates contracted by approximately 21 bps, while Ginnie Mae permanent loan certificates tightened by 7 bps. Longer maturity Fannie Mae DUS security spreads also tightened, with the benchmark 10/9.5 structure spread contracting by approximately 1 bp. The HIT had 23.4% of its portfolio in fixed-rate single-asset DUS securities of various structures at the end of September, while there were no such securities in the Barclays Aggregate.

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The portfolio’s overweight to spread-based assets as swap spreads tightened across most maturities. Two-, 5-, 7-, and 10-year spreads decreased by approximately 3, 2, 1.5, and 1 bps, respectively. At the end of September, 96.9% of the HIT’s portfolio was invested in spread based assets (3.1% in cash/cash equivalents and Treasuries) compared to 62.0% spread assets in the Barclays Aggregate (38.0% in Treasuries).

Negative impacts to the HIT’s relative performance included:

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Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 78 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of September 30, 2018.

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AFL-CIO HOUSING INVESTMENT TRUST	September 2018 Performance Commentary

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The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 6, 40, 60, and 105 bps, respectively. Approximately 95.7% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 71.9% for the Barclays Aggregate at the end of September.

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Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index, with an excess return of 11 bps. The HIT was underweight to this sector with a 17.8% allocation versus 28.1% in the Barclays Aggregate at the end of September.

September 2018 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.93%	0	5.99
Agencies	-0.18%	37	4.28
Single family agency MBS (RMBS)	-0.61%	11	5.28
Corporates	-0.36%	78	7.24
Commercial MBS (CMBS)	-0.49%	29	5.28
Asset-backed securities (ABS)	-0.04%	11	2.16
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/18	09/30/18	Change
1 Month	1.929%	2.107%	0.178%
3 Month	2.094%	2.196%	0.103%
6 Month	2.260%	2.364%	0.104%
1 Year	2.447%	2.563%	0.116%
2 Year	2.627%	2.819%	0.192%
3 Year	2.691%	2.883%	0.192%
5 Year	2.738%	2.953%	0.215%
7 Year	2.809%	3.020%	0.211%
10 Year	2.860%	3.061%	0.201%
30 Year	3.019%	3.206%	0.187%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	September 2018 Performance Commentary

Portfolio Data as of September 30, 2018

Net Assets	$5,820,879,164
Portfolio Effective Duration	5.607 years
Portfolio Average Coupon	3.37%
Portfolio Current Yield[1]	3.43%
Portfolio Yield to Worst[1]	3.64%
Convexity	0.095
Maturity	9.611 years
Average Price	98.00
Number of Holdings	972

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.34%
CMBS – Agency Multifamily*	68.15%
U.S. Treasury Notes/Bonds	2.58%
State Housing Permanent Bonds	5.46%
State Housing Construction Bonds	0.86%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	0.52%
* Includes multifamily MBS (57.41%), multifamily Construction MBS (8.80%), and AAA Private-Label CMBS (1.93%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	0.52%
0-0.99 years	15.87%
1-2.99 years	7.41%
3-3.99 years	7.03%
4-5.99 years	24.24%
6-7.99 years	24.65%
8-9.99 years	15.87%
10-14.99 years	3.42%
15-19.99 years	1.00%
Over 20 years	0.00%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Based on total investments and includes unfunded commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	September 2018 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	4.67%
1 – 2.99 years	6.50%
3 – 4.99 years	11.52%
5 – 6.99 years	19.95%
7 – 9.99 years	43.41%
10 – 19.99 years	12.32%
Greater than 20 years	1.63%

Quality Distribution:3

U.S. Government or Agency	92.42%
AAA	2.72%
AA	4.25%
A	0.00%
Not Rated	0.09%
Cash	0.52%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

Based on total investments and includes unfunded commitments.

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